Third Quarter 2023 EARNINGS PRESENTATION NOVEMBER 2 | 2023

This document contains forward-looking statements. within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance and future prospects, business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “create,” “estimate,” “expect,” “focus,” “forecast,” “foresee,” “future,” “guidance,” “intend,” “look,” “may,” “opportunity,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward- looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients; • inflation and actions taken by central banks to counter inflation; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company’s ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the Company’s ability to manage its growth effectively, including the successful completion and integration of acquisitions that complement and expand the Company’s business capabilities; • the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products; • an inability to realize expected benefits of the combination of the Company’s business with the business of MDC Partners Inc. (the “Transactions”) and other completed, pending, or contemplated acquisitions; • adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs; • the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions; • the Company’s unremediated material weaknesses in internal control over financial reporting and its ability to establish and maintain an effective system of internal control over financial reporting; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other geopolitical tensions, terrorist activities and natural disasters; • stock price volatility; and • foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2022 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2023, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION 2

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3 In addition to its reported results, Stagwell Inc. has included in this earnings presentation certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone state ments of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to proje ct the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reco nciliation of Adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)( i)(B) of Regulation S-K. (1) Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respective ly, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic reve nue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms that the Company has held throughout each of the comparable periods presented, and (b) “non- GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year. (2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. (3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and nonrecurring items. (4) Adjusted Diluted EPS is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, divided by (ii) (a) the per weighted average number of common shares outstanding plus (b) the weighted average number of Class C shares outstanding (if dilutive). Other items includes restructuring costs, acquisition-related expenses, and non-recurring items, and subject to the anti-dilution rules. (5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. (6) Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

4 FINANCIAL Outlook Adjusting Full-Year 2023 Outlook ~(4%) Organic Net Revenue Growth ~(2.5%) Organic Net Revenue Growth ex. Advocacy $390M - $410M In Adjusted EBITDA 40% - 50% EBITDA Conversion on Free Cash Flow $0.73 - $0.78 In Adjusted Earnings Per Share Note: Guidance as of 11/02/2023. The Company has excluded a quantitative reconciliation with respect to the Company’s 2023 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information on definitions for Organic Net Revenue, Organic Net Revenue Ex-Advocacy, Adjusted EBITDA, Adjusted Earnings Per Share, and Free Cash Flow. Please refer to our investor website at stagwellglobal.com/investo rs for information on Forward Looking Statements and risk factors outlined in our 2022 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2023, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

THIRD QUARTER HIGHLIGHTS

NET REVENUE: $535M | NET LEVERAGE RATIO: 3.64x | ADJ. EBITDA: $102M

Winning RECORD NEW BUSINESS

$81 million in net new business secured in Q3

Outstanding LTM net new business of $251 million

$1 billion of pitches participated in, on track to exceed $1.2 billion in FY23.

Managing COSTS

Proactive management of staffing levels & costs

$82M of annualized staff cost savings actioned and realized year-to-date

On track to realize $30M of operational efficiencies announced at merger by YE 23

Optimizing BUSINESS PORTFOLIO

Completed divestment of ConcentricLife to Accenture for $245M

Portion of proceeds to be invested into key growth areas including emerging media, geographic expansion, digital transformation & Artificial Intelligence

Completed acquisition of Left Field Labs, a cutting-edge transformation agency revolutionizing digital customer experiences

Continuing to evaluate options for both acquisition and divestments

Executing GLOBAL STRATEGY

International net revenue grew 25% in Q3 2023.

Performance led by strong growth in EMEA of 30%, 18% in LATAM and 12% in APAC

Stagwell Europe regional headquarters to launch in 2024

Global affiliate program has grown to over 70+ partners worldwide, with new affiliate partnerships with Markus Agency in Vietnam and Clarita in Brazil

STAGWELL
TRANSFORMING MARKETING

Note: Net Leverage Ratio defined as Net Debt divided by LTM Adjusted EBITDA.

S U M M A R Y C O M B I N E D F I N A N C I A L S Note: Figures may not foot due to rounding. Three Months Ended Sept 30, Nine Months Ended Sept 30, 2023 2022 2023 2022 Net Revenue $ 534,864 $ 555,754 $ 1,595,586 $ 1,638,707 Billable Costs 82,709 108,037 276,696 340,900 Revenue $ 617,573 $ 663,791 $ 1,872,282 $ 1,979,607 Billable Costs 82,709 108,037 276,696 340,900 Staff costs 338,914 349,127 1,034,645 1,040,117 Administrative costs 62,339 61,600 196,846 183,359 Unbillable and other costs, net 31,842 29,935 98,936 87,408 Adjusted EBITDA $ 101,769 $ 115,092 $ 265,159 $ 327,823 Stock-based compensation 12,065 12,258 34,615 33,410 Depreciation and amortization 38,830 32,207 107,795 95,642 Deferred acquisition consideration 6,401 (29,789) 10,881 (14,420) Impairment and other losses - 25,211 10,562 28,034 Other items, net 10,731 5,152 30,069 12,112 Operating income (loss) $ 33,742 $ 70,053 $ 71,237 $ 173,045 Adjusted EBITDA margin (on net revenue) 19.0% 20.7% 16.6% 20.0% 6 $ in Thousands

3 Q 2 3 N E T R E V E N U E Note: Figures may not foot due to rounding. Three Months Ended Sept 30, 2023 Nine Months Ended Sept 30, 2023 Net Revenue Change Net Revenue Change Sept 30, 2022 $ 555,754 $ 1,638,707 Organic revenue (37,686) (6.8%) (91,650) (5.6%) Acquisitions (divestitures), net 13,429 2.4% 54,619 3.3% Foreign currency 3,367 0.6% (6,090) (0.4%) Total Change $ (20,890) (3.8%) $ (43,121) (2.6%) Sept 30, 2023 $ 534,864 $ 1,595,586 7 $ in Thousands

79.3% 7.9% 12.8% 3 Q N E T R E V E N U E B Y G E O G R A P H Y Note: Figures may not foot due to rounding. 3Q Organic Growth Y/Y 8 % OF NET REVENUE Geography 3Q23 YTD United States (9.9)% (8.0)% United Kingdom 12.2% 10.9% Other 6.6% 3.0% TOTAL (6.8)% (5.6)% TOTAL EX-ADVOCACY (4.6)% (4.0)%

GLOBAL NETWORK

Stagwell's Affiliate Network Significantly Expands Our Global Footprint

North America

- Canada
- USA
- Mexico

Europe

- Austria
- Belgium
- Bulgaria
- Italy
- Latvia
- Romania
- Slovak Republic
- Slovenia
- Switzerland
- Turkey
- Ukraine
- France
- Germany
- Netherlands
- Poland
- Spain
- Sweden
- United Kingdom

Asia Pacific

- Australia
- China
- Hong Kong
- India
- Indonesia
- Japan
- Malaysia
- Philippines
- Taiwan
- Thailand
- Singapore
- South Korea

Latin America

- Argentina
- Aruba
- Bolivia
- Brazil
- Curacao
- Colombia
- Costa Rica
- Dominican
- Ecuador
- El Salvador
- Guatemala
- Honduras
- Jamaica
- Nicaragua
- Panama
- Peru
- Republic
- Uruguay
- Venezuela

Middle East & Africa

- Algeria
- Bahrain
- Egypt
- Jordan
- Kuwait
- Lebanon
- Libya
- Morocco
- Nigeria
- Oman
- Saudi Arabia
- South Africa
- Tunisia
- United Arab Emirates

	Stagwell	+Affiliates
COUNTRIES	34+	75+
EMPLOYEES	13K+	21K+

Note: As of September 30, 2023.

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OUR PRINCIPAL CAPABILITIES

1 **Stagwell Marketing Cloud Group**
SaaS and DaaS Tools for the In-House Marketer

2 **Digital Transformation**
Building & Designing Digital Platforms & Technology

3 **Performance Media & Data**
Addressable on a Global Scale

4 **Consumer Insights & Strategy**
Tracking Across the Entire Consumer Journey

5 **Creativity & Communications**
Blue-Chip Customer Base


DIGITAL REVENUE
54%
3Q23

STAGWELL
TRANSFORMING MARKETING

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A D J E B I T D A G R O W T H B Y C A P A B I L I T Y Note: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. *EBITDA includes corporate expenses, notionally allocated ratably across each capability. Principal Capability 3Q23 YTD Stagwell Marketing Cloud Group (52.7%) (44.5%) Digital Transformation (30.0%) (40.2%) Performance Media & Data 65.4% 5.7% Consumer Insights & Strategy 23.5% (9.3%) Creativity & Communications (4.7%) (1.6%) TOTAL (11.6%) (19.1%) TOTAL EX-ADVOCACY (5.2%) (14.5%) % OF ADJ. EBITDA* 3Q Adj. EBITDA* Growth Y/Y 4% 30% 10% 10% 46%

N E T R E V E N U E G R O W T H B Y C A P A B I L I T Y Notes: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. EBITDA includes corporate expenses, notionally allocated ratably across each capability. 3Q23 YTD Principal Capability Organic Net Revenue Growth Net Revenue Growth Organic Net Revenue Growth Net Revenue Growth Stagwell Marketing Cloud Group (7.1%) 20.4% (1.5%) 31.0% Digital Transformation (20.2%) (20.5%) (13.9%) (14.0%) Performance Media & Data 7.8% 10.5% 1.6% 5.9% Consumer Insights & Strategy (9.0%) (8.8%) (4.6%) (4.6%) Creativity & Communications (1.4%) 0.5% (3.1%) (2.4%) TOTAL (6.8%) (3.8%) (5.6%) (2.6%) TOTAL EX-ADVOCACY (4.6%) (1.3%) (4.0%) (0.9%) % OF NET REVENUE 3Q 9% 24% 14% 9% 46%

Three Months Ended, Nine Months Ended, Sept 30, 2023 Sept 30, 2022 % Change Sept 30, 2023 Sept 30, 2022 % Change Total Net Revenue $535 $556 (3.8%) $1,596 $1,639 (2.6%) Advocacy Net Revenue 38 52 (27.4%) 97 129 (24.5%) Total Ex Advocacy 497 504 (1.3%) 1,479 1,501 (1.5%) Three Months Ended, Nine Months Ended, Sept 30, 2023 Sept 30, 2022 % Change Sept 30, 2023 Sept 30, 2022 % Change Total Adj. EBITDA $102 $115 (11.6%) $265 $328 (23.2%) Advocacy Adj. EBITDA 12 21 (40.8%) 31 43 (50.6%) Total Ex Advocacy 90 94 (5.2%) 244 286 (14.6%) 3 Q E X - A D V O C A C Y N E T R E V E N U E & A D J U S T E D E B I T D A Note: Advocacy includes Targeted Victory, SKDK, & TMA Direct. Actuals may not foot due to rounding $ in Millions NET REVENUE ADJ. EBITDA 13

N E W B U S I N E S S U P D A T E 14 PER CLIENT AT TOP 25 Notable Business WINS & EXPANSIONS Net New Business 3Q23 $81M LTM $251M Avg. Net Revenue 3Q23 $5.9M

STAGWELL MARKETING CLOUD GROUP

Net Revenue[1]


$39M
$47M
3Q22
3Q23

	Net Revenue	*Adj. EBITDA Margin*
Advanced Media Platforms	$36.3	22.4%
Stagwell Marketing Cloud	$11.0	(41.1)%
TOTAL	**$47.3**	**7.6%**
GROWTH (y/y)	**20.4%**	

STAGWELL TRANSFORMING MARKETING

1. Defined as GAAP Revenue minus Billable Costs – Includes both the Advanced Media Platform and Stagwell Marketing Cloud groups

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16 LIQUIDITY Available Liquidity (as of 9/30/2023) Commitment Under Credit Facility $ 640 Drawn 412 Letters of Credit 25 Undrawn Commitments Under Facility $ 203 Total Cash & Cash Equivalents 99 Total Available Liquidity $ 302 $ in Millions

17 MAINTAINING DISCIPLINE AROUND Deferred Acquisition Costs REDUCED DAC BY $26M FROM 3Q22 QUARTER-END BALANCE $160M $134M 3Q22 3Q23

A D J U S T E D E A R N I N G S P E R S H A R E Three Months Ended Sept 30, 2023 Nine Months Ended Sept 30, 2023 Reported (GAAP) Adjustments Non-GAAP Reported (GAAP) Adjustments Non-GAAP Net income attributable to Stagwell Inc. common shareholders 653 $ 20,844 $ 21,497 (3,597) $ 61,195 $ 57,598 Net income attributable to Class C Shareholders 33 26,530 26,563 - 70,200 70,200 Net income – diluted EPS $ 686 $ 47,374 $ 48,060 $ (3,597) $ 131,395 $ 127,798 Weighted average number of common shares outstanding (diluted) 113,357 5,663 119,020 118,772 10,736 129,508 Weighted average number of common class C shares outstanding (diluted) 151,649 - 151,649 - 156,092 156,092 Weighted average number of shares outstanding 265,006 5,663 270,669 118,772 166,828 285,600 Adjusted earnings per share (diluted) $ 0.00 $ 0.18 $ (0.03) $ 0.45 Adjustments to net income (loss) Amortization expense $ 31,182 $ 86,605 Impairment and other losses - 10,562 Stock-based compensation 12,065 34,615 Deferred acquisition consideration 6,401 10,881 Other items, net 10,731 30,069 Total add-backs 60,379 172,732 Adjusted tax expense (13,005) (33,653) $47,374 139,079 Net loss attributable to Class C shareholders (7,684) $ 131,395 18 $ and Shares in Thousands Note: Numbers may not foot due to rounding.

GAAP CONSOLIDATED OPERATING PERFORMANCE

$ and Shares in Thousands	Three Months Ended Sept 30, 2023	Three Months Ended Sept 30, 2022	Nine Months Ended Sept 30, 2023	Nine Months Ended Sept 30, 2022
Revenue	**$ 617,573**	**$ 663,791**	**$ 1,872,282**	**$ 1,979,607**
Cost of services	384,980	417,134	1,201,309	1,253,765
Office & general expenses	160,021	119,186	481,379	429,121
Depreciation & amortization	38,830	32,207	107,795	95,642
Impairment & other losses	-	25,211	10,562	28,034
Total operating expenses	**$ 583,831**	**$ 593,738**	**$ 1,801,045**	**$ 1,806,562**
Operating income (Loss)	**$33,742**	**$ 70,053**	**$71,237**	**$ 173,045**
Interest expense, net	(25,886)	(19,672)	(67,755)	(56,552)
Foreign exchange, net	(140)	(3,927)	(2,288)	(4,163)
Other, net	(271)	147	(467)	182
Other income (expenses)	**$ (26,297)**	**$ (23,452)**	**$ (70,510)**	**$ (60,533)**
Income tax expense (benefit)	4,324	11,540	12,425	20,150
Income (loss) before equity in earnings of non-consolidated affiliates	**$ 3,121**	**$ 35,061**	**$ (11,698)**	**$ 92,362**
Equity in income (loss) of non-consolidated affiliates	(4)	213	(447)	1,053
Net income (loss)	**$ 3,117**	**$ 35,274**	**$ (12,145)**	**$ 93,415**
Net income (loss) attributable to non-controlling & redeemable non-controlling interests	(2,464)	(24,665)	8,548	(59,668)
Net income (loss) attributable to Stagwell Inc. common shareholders	**$ 653**	**$ 10,609**	**$ (3,597)**	**$ 33,747**
Earnings Per Share				
Basic	$ 0.01	$ 0.08	$ (0.03)	$ 0.27
Diluted	$ 0.00	$ 0.08	$ (0.03)	$ 0.26
Weighted Average Number of Shares Outstanding				
Basic	110,787	125,384	118,772	124,710
Diluted	265,006	130,498	118,772	131,550

STAGWELL
TRANSFORMING MARKETING

Note: Numbers may not foot due to rounding.

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CAPITAL STRUCTURE

Net Debt & Debt-Like *($M, as of 9/30/2023)*

Revolving Credit Facility	$ 412
Bonds	1,100
NCI[1]	30
DAC[2]	134
RNCI[3]	27
Less: Investments[4]	19
Less: Cash	99
TOTAL NET DEBT & DEBT-LIKE	**$ 1,585**

Share Count[5] *(Thousands, as of 11/1/2023)*

Class A	120,634
Class C (equal voting & economic rights to Class A)	151,649
Share-based awards[6]	449
DILUTED	**272,732**

Note: Share count assumes full conversion of Class C shares to Class A on a one-to-one basis. Numbers may not foot due to rounding

1. Excludes non-controlling interest of Stagwell Class C shareholders to reflect NCI balance pro forma for full conversion of Class C shares to Class A.
2. A portion of the DAC will be paid with approximately 6.8m shares assuming conversion as of 9/30/23.
3. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees.
4. Non-consolidated investments
5. Share Count does not include unvested stock grants, unsettled SARs or portion of DAC to be settled in stock. Pro Forma total share count as of 11/1/2023 would be 120.6m Class A shares, 151.6 Class C shares, 6.8m shares to settle DAC and 7.7m sharebased awards, for a total of 286.7m shares outstanding
6. Estimated shares to be issued upon the exercise of settled SAR awards using treasury method.

STAGWELL
TRANSFORMING MARKETING

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21 STAGWELL MARKETING CLOUD GROUP SaaS & DaaS tools for the in-house marketer SMC Real-Time Research SMC Comms Tech SMC Advanced Media Platforms SMC Media Studio SMC Data & AI Marketplace QR Code

APPLYING A PROVEN PLAYBOOK
to scale Stagwell Marketing Cloud Group

Building complementary software solutions leveraging the domain expertise and distribution channels already in place at Stagwell


1
2
3
4

Digital Services

Digital Transformation
Building Digital Platforms & Consumer Experiences

Performance Media & Data
Integrated Omnichannel Media, Data & E-Commerce

Consumer Insights & Strategy
Tracking Across the Consumer Journey

Creativity & Communications
Blue-Chip Customer Base

Technology

SMC Advanced Media Platforms
Proprietary & Premium Owned Media Channels

SMC Media Studio
Platform for In-House Media Planners and Buyers

SMC Real-Time Research
Suite of Solutions for Market Researchers

SMC Comms Tech
AI-Driven Platform for Modern Communicators

STAGWELL

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23 We've developed a proven strategy to develop and incubate new technologies, making informed product roadmap decisions based off agency clients while leveraging our world-class tech team STAGWELL MARKETING CLOUD GROUP Product Incubation Playbook WE BUILD ADVANCED PRODUCTS MORE EFFICIENTLY than the rest Faster Shared infrastructure + tech expertise DEVELOP & ITERATE FAST Cheaper World's most ambitious clients + upselling opportunities LOWER GO-TO-MARKET COSTS Better Proprietary data + the best marketers in the world INTERNAL TESTING & INSIGHTS THAT DELIVER BETTER PRODUCTS

24 REAL-TIME INSIGHTS Product Spotlight Customer Benefit Unlocking continuous brand tracking on an affordable, global, modern basis for research professionals

25 ARTIFICAL INTELLIGENCE Product Spotlight Customer Benefit Revolutionizing the PR process through AI, saving PR professionals from millions of tedious working hours

26 AUGMENTED REALITY Product Spotlight Customer Benefit Bringing a whole new level of stadium entertainment and fan engagement to sports and entertainment through shared AR

27 STAGWELL MARKETING CLOUD GROUP Pricing Model Modern, flexible pricing models that fit the needs and budgets for the modern, in-house marketer Subscription Pricing Annual SaaS contract Consumption Fee Data and media spend Advertising-Based Sponsorship fees

Thank You Contact Us: IR@StagwellGlobal.com